SUPPLEMENT
DATED FEBRUARY 17, 2009
TO THE
MLIG VARIABLE INSURANCE TRUST PROSPECTUS
DATED MAY 1, 2008
Roszel/Lord Abbett Mid Cap Value Portfolio
On page 29 of the prospectus, the following language replaces paragraphs 2 through 6 under the heading “Roszel/Lord Abbett Mid Cap Value Portfolio”:
The investment management team that manages the investments of the Roszel/Lord Abbett Mid Cap Value Portfolio is headed by Robert P. Fetch, Director of Domestic Equity Portfolio Management. Mr. Fetch joined Lord Abbett in 1995. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004—2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers.
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Please retain this supplement with your Prospectus for future reference.